UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 16, 2007

GREEN BANKSHARES, INC.

Tennessee	0-14289	62-1222567
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

100 North Main Street, Greeneville, Tennessee 37743-4992

(423) 639-5111

Greene County Bancshares, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On May 18, 2007, Green Bankshares, Inc.'s (formerly known as Greene County Bancshares, Inc.) (the "Company") previously announced acquisition of Civitas BankGroup, Inc. ("Civitas") became effective. Pursuant to the terms of the Agreement and Plan of Merger dated as of January 25, 2007 ("Merger Agreement"), Civitas merged with and into the Company, with the Company continuing as the surviving corporation. Simultaneously, the Company changed its corporate name to Green Bankshares, Inc.

By virtue of the merger, each issued and outstanding share of common stock, par value $0.50 per share, of Civitas was converted into the right to receive subject to the allocation procedures and adjustments described in the Merger Agreement, either (1) 0.2674 shares of the Company’s common stock; (2) $10.25 in cash; or (3) a combination of cash and the Company’s common stock. Although Civitas shareholders may elect whether to receive cash, stock or a combination of cash and stock for their Civitas shares, elections will be limited by the requirement that 70% of the total merger consideration will be in the form of the Company’s common stock. Cash also will be paid in lieu of fractional shares of the Company’s common stock.

The Company has begun to distribute election forms to Civitas shareholders. The election deadline is June 4, 2007, following which the merger consideration will be sent to Civitas shareholders. The Company will pay the cash portion of the merger consideration with proceeds obtained on May 16, 2007 through the issuance of Trust Preferred Securities as referenced in the joint Proxy Statement/Prospectus referred to below, which was sent to shareholders.

The Company’s common stock will trade on the Nasdaq Global Select Market under the symbol “GRNB”. Following consummation of the merger, the Civitas common stock will be delisted from the Nasdaq Global Select Market.

The issuance of the Company’s common stock in connection with the merger, as described above, was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-4/A (File No. 333-141409), filed with the Securities and Exchange Commission on April 20, 2007 and declared effective on April 20, 2007. The joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) included in the registration statement contains additional information about the merger and the related transactions. Additional information about the merger is also contained in Current Reports on Form 8-K and Quarterly Reports on Form 10-Q filed by the Company and by Civitas and incorporated by reference into the Joint Proxy Statement/Prospectus.

A copy of the Company’s press release dated May 21, 2007 announcing the closing of the merger is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

On May 16, 2007, the Company issued a press release regarding the acquisition of Civitas. The press release is furnished hereto as Exhibit 99.1 and incorporated by reference as if fully set forth herein.

Item 9.01.  Financial Statements and Exhibits.

(a)      Financial statements of business acquired.

Historical financial statements for Civitas BankGroup, Inc. were previously reported in the Registration Statement on form S-4/A filed by the Company on April 20, 2007.

(b)      Pro forma financial information.

None required.

(d)  Exhibits.

See Exhibit Index immediately following signature page to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    May 21, 2007                               GREEN BANKSHARES, INC.

                            By:       /s/ James E. Adams
                            Name:  James E. Adams
                                                    Title:    Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 16, 2007

99.2	Press Release dated May 21, 2007